Statutory Prospectus and Statement of Additional Information Supplement dated April 14, 2020
The purpose of this supplement is to amend the current Statutory Prospectus and Statement of Additional Information of the Fund listed below:
Invesco Oppenheimer Global Multi-Asset Income Fund
This supplement amends the Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and Statement of Additional Information and retain it for future reference.
The following information replaces in its entirety the section titled “Regulation under the Commodity Exchange Act” appearing under the heading “Fund Management” in the prospectus:
Exclusion of Adviser from Commodity Pool Operator Definition
With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Fund.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Fund is permitted to invest in these instruments as further described in the Fund’s SAI. However, the Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
The first sentence and first paragraph in the section titled “Commodity Exchange Act (CEA) Regulation and Exclusions” appearing under the heading “Description of the Funds and Their Investments and Risks – Investment Strategies and Risks – Investment Techniques – Derivatives” in the Statement of Additional Information are hereby removed and the new first sentence is revised as follows:
For Invesco Oppenheimer Discovery Mid Cap Growth Fund, Invesco Oppenheimer Global Infrastructure Fund and Invesco Oppenheimer Global Multi-Asset Income Fund:
O-GLMAI-STATPRO & SAI-SUP